UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 13, 2015

BOOKEDBYUS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-176705	26-1679929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

619 S. Ridgeley Drive, Los Angeles, CA 90036

(Address of principal executive offices, zip code)

(323) 634-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01 Changes in Registrant's Certifying Accountant.

The Board of Directors of Bookedbyus Inc. (the "Company") recently conducted a selection process to determine the Company's independent registered public accounting firm. As a result of this process, the Board of Directors approved the appointment of MaloneBailey, LLP as the Company¹s independent registered public accounting firm subject to completion of its standard client acceptance procedures.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description of Exhibit

None

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKEDBYUS INC.

Date: November 13, 2015	By:	/s/ Fred Person
	Name:	Fred Person
	Title:	President